
SELECTED FINANCIAL AND                DOMESTIC CABLE AND BROADBAND
OPERATING HIGHLIGHTS
(UNAUDITED)

                                      Quarter Ended
                                        June 30,        %     % Chg
Dollars in millions                   1998     1997  Change   Norm
----------------------              -------- ------------------------
Domestic Cable &
 Broadband Results
Revenues
 Basic cable                       $    428 $    382   12.0
 Premium                                 80       81   (1.2)
 Pay-per-view                            11       19  (42.1)
 Advertising                             40       33   21.2
 Equip. & Install.                       44       38   15.8
 Other                                   (7)       1    -
                                   -------------------
  Total core cable (5)                  596      554    7.6    8.0

 New products                            11        5    -
 Primestar                               -        26    -
                                   -------------------
  Total Revenue (5)                $    607 $    585    3.8    9.0
                                   -------------------
Operating Cash Flow (4)
 Core cable (5)                    $    276 $    256    7.8    6.3
 Primestar                               -         4    -
 Other                                  (37)     (22)  68.2
                                   -------------------
  Total Oper. Cash Flow (5)        $    239 $    238    0.4    1.7
                                   -------------------
Operating Cash Flow Margins
 Core cable                            46.3%    46.2%
 Total                                 39.4%    40.7%

Operating & Financial
 Highlights
Homes passed
 (thousands) (5)                      8,430    8,395    0.4    2.1
Subscribers
 (thousands):
 Basic cable (5)                      4,933    4,937   (0.1)   1.5
 Primestar                               -       158    -
Basic pen.                             58.5%    58.8%
Premium units
 (thousands)                          4,034    3,887    3.8
Premium/Basic                          81.8%    78.7%
High speed data
 cust. (actual)                      40,600    6,400    -
Core cbl. mnly.
 rev./avg. sub (actual) (5)        $  40.28 $  38.20    5.4    8.0


See footnotes on page ___.



SELECTED FINANCIAL AND                DOMESTIC CABLE AND BROADBAND
OPERATING HIGHLIGHTS
(UNAUDITED)

                                    Six Months Ended
                                        June 30,        %     % Chg
Dollars in millions                   1998     1997  Change   Norm
----------------------              -------- ------------------------
Domestic Cable &
 Broadband Results
Revenues
 Basic cable                       $    847 $    752   12.6
 Premium                                159      163   (2.5)
 Pay-per-view                            24       30  (20.0)
 Advertising                             71       58   22.4
 Equip. & Install.                       84       73   15.1
 Other                                  (14)       2    -
                                   -------------------
  Total core cable (5)                1,171    1,078    8.6    8.9

 New products                            21       10    -
 Primestar                               34       49  (30.6)
                                   -------------------
  Total Revenue (5)                $  1,226 $  1,137    7.8    9.9
                                   -------------------
Operating Cash Flow (4)
 Core cable (5)                    $    537 $    492    9.1    8.3
 Primestar                                4        8  (50.0)
 Other                                  (62)     (37)  67.6
                                   -------------------
  Total Oper. Cash Flow (5)        $    479 $    463    3.5    3.7
                                   -------------------
Operating Cash Flow Margins
 Core cable                            45.9%    45.6%
 Total                                 39.1%    40.7%

Operating & Financial
 Highlights
Homes passed
 (thousands) (5)                      8,430    8,395    0.4    2.1
Subscribers
 (thousands):
 Basic cable (5)                      4,933    4,937   (0.1)   1.5
 Primestar                               -       158    -
Basic pen.                             58.5%    58.8%
Premium units
 (thousands)                          4,034    3,887    3.8
Premium/Basic                          81.8%    78.7%
High speed data
 cust. (actual)                      40,600    6,400    -
Core cbl. mnly.
 rev./avg. sub (actual) (5)        $  39.73 $  37.34    6.4    8.9


See footnotes on page ___.